united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Annual Report

September 30, 2023

RESQ Dynamic Allocation Fund

RQEAX

RQECX

RQEIX

RESQ Strategic Income Fund

RQIAX

RQICX

RQIIX

1-877-940-2526

www.RESQFunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Shareholder Letter 2023

After the bear market of 2022, our macro- outlook was for stocks to embark on a new bull market lasting through 2023 and into 2024. This has not changed.

To review, 2022 saw stocks and bonds drop together. This is unusual. Bonds have been in a three-year bear market due to the substantial money creation of the past 15 years. The inflation that was caused by the COVID demand surge hurt both stocks and bonds. Yields started to drift lower from their high in October of 2022 which allowed stocks to rally into the early summer of 2023. This was until rates started moving higher. These rate increases once again pressured stocks as higher rates give stocks unwanted competition from bonds. The recent correction in stocks was not abnormal and happened during the seasonally weak period from May to October. The NYSE corrected approximately 10%. All pretty routine. Our thesis for a “soft landing” or “late cycle economy” remains intact for now.

We have little doubt that a recession is on the horizon. The yield curve inversion that we speak about is usually a good predictor of a recession, although the exact timing is uncertain. Another important predictor would be the Conference Board Leading Economic Index for the U.S., which has been flashing warning signals for over a year. The tricky part would be the recession timing. Based on past yield curve inversions, we have been postulating that the S&P 500 Index would hit a new all-time high in spring 2024, then followed by a new bear market. This would coincide with the real economy going into recession by the end of 2024 or 6-9 months later. This remains our opinion unless or until we see S&P 500 support near 4000-4100 broken decisively. We believe that technical analysis gives us the best edge to plan for what might be coming. Stocks lead the real economy, and price and volatility charts are the unbiased view of what is occurring. Therefore, if we see stocks break longer term support, it should mean the economy is headed for a recession, sooner rather than later, and that stocks will resume the decline that started in 2022. We are not there yet, but it is something we are watching for.

With the rise in longer term interest rates coupled with continued quantitative tightening and a drop in inflation, the Federal Reserve is likely to pause rate hikes soon. This should allow our premise to unfold into 2024. There have been some positive economic indicators with low unemployment and workers receiving large inflation battling pay raises. If inflation was to come down, that increase in pay would be very beneficial and give people confidence to keep spending. Another important point is housing. Although newer homeowners are now paying an average 30-year rate of 7.5%, most people re-financed at lower rates and have not moved. This keeps many Americans in a good cash flow position. There is a lot of money on the sidelines in the money markets to fuel a new bull market leg higher and a lot of investors are still looking for equity returns, which is normally a bullish sign. We are positioned well to take advantage of the soft-landing scenario as seen in our performance into the July highs. Rates do not need to tank from here, but a softening or digestion of the recent run up would do wonders for sentiment and stock prices as we close out 2023 and enter 2024.

RESQ Dynamic Allocation Fund

Fund’s Goal

The RESQ Dynamic Allocation Fund seeks long term capital appreciation with capital preservation as a secondary objective. The Fund seeks a positive return through all market cycles and moves to a cash position when the market declines and back into securities when the markets resume an uptrend. The Fund’s flexibility allows it to shift to different sectors based on technical analysis.

Performance Overview

The Fund’s I Share Class had a cumulative total return of 16.19% for the 12-month period ended September 30, 2023. For comparison, the Fund’s benchmark, the MSCI World Index performance had a total return of 21.95%.

Investment Overview

Global stocks bottomed on October 13, 2022, and have been in an uptrend since. The Fund has been in a risk-on stance for the better part of the past 12 months, participating as markets worldwide recovered. When the markets were approaching lows, the Fund began to increase its long positions and invest the cash it had built up.

The Fund’s models favored emerging markets to developed markets and technology over value. This market bottoming was either a multi-month bear market rally or the low that would propel equities higher. Fortunately, it was the former. Technology lagged in the fourth quarter of 2022. The Fund underperformed its benchmark by 6.38% in the fourth quarter as the growth positions did not keep up with the rally. This trend was short lived as growth stocks started 2023 strong and have not faltered. The Fund was up 9.47% in the first quarter, outperforming its benchmark by 1.74%.

The Fund started the second quarter of 2023 roughly 94% in equities and finished the quarter almost 98% equities. The Fund was briefly hedged during the quarter as the markets ran up to the February highs, but the hedge was taken off as markets broke out. The Fund underperformed its benchmark for the quarter as its international and biotech positions lagged. The technology positions in the account performed well as tech stocks lead all sectors. The Fund added new positions in the gold miners during the quarter which had been pulling back to support.

The Fund finished the third quarter of 2023 up 0.33%. The Fund’s benchmark, the MSCI World Index was down 2.38% and the Fund’s Morningstar category, Tactical Allocation was down 3.03%. Year-to-date the Fund is up 12.38%, which is beating its benchmark by 1.28% and beating its category by 9.41%. For the third quarter of 2023, the Fund was in the top 13th percentile for its category and 6th percentile year-to-date. The Fund benefited from strong performance from its energy positions which helped offset losses in tech, international and gold miners. The Fund did not own any derivatives during the fiscal year.

It has been a stock pickers market over the past 12 months ended September 30, 2023. The dispersion between growth and value stocks is wide. Year-to-date Large Cap Growth Stocks are up 25%, where Large Cap Value stocks are only up 1.8%. Small Cap Blend is up 2.5% and Mid Cap Blend is up 3.9%. The Fund has done well navigating the trends and picking up on growth names which have helped keep performance in line with the Fund’s benchmark and Morningstar category.

RESQ Strategic Income Fund

Fund’s Goal

The RESQ Strategic Income Fund seeks income with an emphasis on total return and capital preservation as a secondary objective.

Performance Overview

The Fund’s I share class had a cumulative total return of -5.36% for the 12 months ended September 30, 2023. For comparisons the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index performance had a total return of 0.64%.

Investment Overview

2023 has proven to be a difficult year for all fixed income investors. The Federal Reserve continued hiking rates aggressively. The ongoing treasury collapse ranks as the deepest bond bear market in the history of the United States. From the peak in July 2020, 30-year Treasury bond prices have now plunged over 50%, peak to trough. One would have to go back all the way to the 19th century to see comparable times. Difficult to say the least.

The Fund has been able to manage significant amounts of risk along the curve over the past year. The Fund entered its fiscal year holding around 70% in Treasury positions. The 30-Year US Treasury Yield peaked on October 24, 2022, following up with a 20% decline in yields. The Fund rallied 17% from its low into 2022-year end. The Fund outperformed the benchmark by 4% in the first quarter of its fiscal year. Entering the first quarter of 2023, yields continued a choppy range bound pattern as investors tried to figure out the direction. This choppiness in the fixed income markets created difficult investing periods for most of the year. As 10-year yields trended sideways in the 3.5% to 4% range, there were not many opportunities to seek returns. With the Fund mainly invested in treasury positions it proved difficult to generate any further outperformance.

The Fund did not own any derivatives during the fiscal year.

Starting in July 2023, 10-year treasury rates shot up, causing the Fund to sustain losses during that period. The Fund gave back quite a bit of performance during July, August and September. July 27th is the day the Fund started underperforming the benchmark for the fiscal year. This coincides with yields breaking back towards the October 2022 high. As the fiscal year ended, the Fund (I share) underperformed the benchmark by 6%. It’s very difficult to compare the Fund to its Morningstar category, Conservative Allocation. The Fund does not own any pure equity investments. In 2023, most equities fared well, up roughly 15% on average across the indexes. Funds in our peer group that owned 20%+ equities had the advantage. Matching the index returns, the Bloomberg U.S. Aggregate Bond Index, would require the Fund to manage a similar portfolio, always skewing to U.S. Treasuries.

The Fund’s focus into the end of the fiscal year has been on the treasury markets. That is clear with a 75% exposure to government securities. Based on technical indicators, portfolio management feels this is a massive opportunity for the coming year. Yields have moved fast and high. There is an opportunity for a reset. No peer fund has this exposure. Dollar-cost averaging into a long-term trade bears risk and downside. This downside volatility explains near-term performance as the Fund positions on the long end of the curve. That’s the risk / reward tradeoff. The portfolio management team does not intend to make any adjustments to the strategy which has not yet been fully implemented. The Fund will continue to dollar-cost average into treasuries as the 20+ Year Treasury Bond ETF’s move deeper into oversold levels. The model’s indicators have been flashing signs of a bottom in long dated treasuries after hitting their 16-year low.

The models have seen oversold technical indicators flashing buys on treasuries, with bond sentiment at its worst in the history of the markets. Consensus says the Fed is near the end of rate hikes. Recession concerns remain a real possibility. The models currently have multiple indicators of long-term recessions sells. Should the U.S. enter a recession in 2024, yields would presumably come down, sending long-dated treasury prices significantly higher. This creates a massive, long trade for the Fund heading into 2024. Portfolio management feels this is a great opportunity to get positioned correctly on a major top in rates. Unfortunately, the current positioning brings some drawdown in the Fund as it continues the dollar cost averaging method. For the Fund to get into a sizeable position, this method is necessary to control large amounts of risk and get fully positioned near a low.

Although the Fund does not trade on economic indicators, it is interesting to note a few that help confirm the technical indicators. They help validate a position over time. The unemployment rate vs. its 12-month moving average is an interesting one to watch. With a crossover of 50 basis points, historically the economy has always gone into a recession. It’s currently at 40 basis points, not much further to go. The unemployment rate vs its 12 month moving average showed continued weakness in August, leading to a 10-year low for the third month in a row. The markets have seen 7 periods dating back to the 1960’s where this leading economic indicator hit a 10-year low for 3 straight months. Each time occurred during recessions. Lastly, yield inversion is an indicator that is often discussed. It is important to note there is a lag to this indicator. Recessions often follow roughly 15 months after yield inversions. The U.S. is nearing the 15-month mark now. There are interesting times ahead and an opportunity for the Fund to recoup the August and September declines in the coming months.

As always, if conditions develop in the coming weeks or months that threaten our outlook, we will take aggressive defensive action as we have done in other difficult periods.

Everyone here at the ResQ Funds appreciates the support. We wish you all the best.

Thank you,

The Team at ResQ

Conference Board Leading Economic Index®

The Conference Board publishes leading, coincident, and lagging indexes designed to signal peaks and troughs in the business cycle for major economies around the world. The Leading Economic Index provides an early indication of significant turning points in the business cycle and where the economy is heading in the near term.

S&P 500 Index

The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

MSCI World Index

The MSCI World is a market cap weighted stock market index of 1,655 stocks from companies throughout the world.

Bloomberg U.S. Aggregate Bond Index

The Bloomberg U.S. Aggregate Bond Index is a broad benchmark index for the U.S. bond market. The index covers all major types of bonds, including taxable corporate bonds, Treasury bonds, and municipal bonds.

8144-NLD-10312023

RESQ Dynamic Allocation Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2023

The Fund’s performance figures* for the years ended September 30, 2023, as compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
RESQ Dynamic Allocation Fund - Class A	15.80%	(1.39)%	(0.51)%	N/A
RESQ Dynamic Allocation Fund - Class A with Load	9.16%	(2.56)%	(1.11)%	N/A
RESQ Dynamic Allocation Fund - Class C	15.06%	(2.00)%	N/A	(1.32)%
RESQ Dynamic Allocation Fund - Class I	16.19%	(1.04)%	(0.12)%	N/A
MSCI World Index (c)	21.95%	7.26%	7.85%	8.49%
S&P 500 Total Return Index (d)	21.62%	9.92%	11.25%	11.68%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses before fee waiver, as stated in the fee table to the Fund’s prospectus dated February 1, 2023 are 2.71%, 3.31% and 2.31% for the Class A, C and I Shares, respectively. The advisor has contractually agreed to waive a portion of its advisory fee and reimburse the Fund for other expenses until at least February 1, 2024 that the total operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) do not exceed 2.20%, 2.80% and 1.80% of the daily average net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the advisor. Class A shares are subject to a maximum sales charge of 5.75% of the original purchase price imposed on purchases. Redemptions of any share class made within 30 days of purchase may be assessed a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014

(c)	The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,650 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2023

Holdings by Asset Type	% of Net Assets
Exchange-Traded Funds - Equity Funds	99.2%
Short-Term Investments	7.7%
Liabilities In Excess of Other Assets	(6.9)%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

RESQ Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2023

The Fund’s performance figures* for the years ended September 30, 2023, as compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Since Inception (a)	Since Inception (b)
RESQ Strategic Income Fund - Class A	(5.91)%	(4.41)%	(2.64)%	N/A
RESQ Strategic Income Fund - Class A with Load	(10.43)%	(5.34)%	(3.12)%	N/A
RESQ Strategic Income Fund - Class C	(6.34)%	(4.98)%	N/A	(3.97)%
RESQ Strategic Income Fund - Class I	(5.36)%	(3.96)%	(2.22)%	N/A
Bloomberg U.S. Aggregate Bond Index (c)	0.64%	0.10%	1.13%	0.66%
Dow Jones Conservative Portfolio Index (d)	5.77%	0.38%	1.48%	1.20%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses before fee waiver, as stated in the fee table to the Fund’s prospectus dated February 1, 2023 are 2.78%, 3.38% and 2.38% for the Class A, C and I Shares, respectively. The advisor has contractually agreed to waive a portion of its advisory fee and reimburse the Fund for other expenses until at least February 1, 2024 that the total operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) do not exceed 2.20%, 2.80% and 1.80% of the daily average net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the advisor. Class A shares are subject to a maximum sales charge of 4.75% of the original purchase price imposed on purchases. Redemptions of any share class made within 30 days of purchase may be assessed a redemption fee of 2.00%. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014.

(c)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index risk level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months). Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2023

Holdings by Asset Type	% of Net Assets
Exchange-Traded Funds - Fixed Income Funds	89.0%
Short-Term Investments	23.4%
Liabilities In Excess of Other Assets	(12.4)%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

RESQ DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.2%
	EQUITY - 99.2%
20,000	Amplify Transformational Data Sharing ETF(a)	$398,600
91,000	ARK Fintech Innovation ETF(a)	1,761,760
13,300	Communication Services Select Sector SPDR Fund	872,081
6,100	Consumer Discretionary Select Sector SPDR Fund	981,978
7,600	Consumer Staples Select Sector SPDR Fund	522,956
5,450	Energy Select Sector SPDR Fund	492,626
29,100	Financial Select Sector SPDR Fund	965,247
14,000	Global X Blockchain ETF	326,200
9,363	Health Care Select Sector SPDR Fund	1,205,393
7,300	Industrial Select Sector SPDR Fund	740,074
66,400	Invesco China Technology ETF	2,403,680
5,600	Invesco QQQ Trust Series 1	2,006,312
23,400	iShares Biotechnology ETF	2,861,585
84,900	iShares China Large-Cap ETF	2,252,397
5,400	iShares Russell 2000 ETF	954,396
38,600	iShares US Utilities ETF	2,840,188
85,000	KraneShares Bosera MSCI China A 50 Connect Index ETF	1,932,050
3,100	Materials Select Sector SPDR Fund	243,505
5,600	Real Estate Select Sector SPDR Fund	190,792
13,800	SPDR S&P Oil & Gas Exploration & Production ETF	2,041,158
3,700	Utilities Select Sector SPDR Fund	218,041
61,000	VanEck Gold Miners ETF	1,641,510
28,700	VanEck Junior Gold Miners ETF	925,001
3,300	VanEck Oil Services ETF	1,138,632
		29,916,162

	TOTAL EXCHANGE-TRADED FUNDS (Cost $33,129,374)	29,916,162

See accompanying notes to financial statements.

RESQ DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.7%
	MONEY MARKET FUNDS - 7.7%
2,310,163	First American Government Obligations Fund, Class X, 5.26% (Cost $2,310,163)(b)	$2,310,163

	TOTAL INVESTMENTS - 106.9% (Cost $35,439,537)	$32,226,325
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%	(2,071,902)
	NET ASSETS - 100.0%	$30,154,423

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

RESQ STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 89.0%
	FIXED INCOME - 89.0%
810,000	Direxion Daily 20 Year Plus Treasury Bull 3x Shares	$3,904,200
52,500	iShares 20+ Year Treasury Bond ETF	4,656,225
57,000	iShares Preferred & Income Securities ETF	1,718,550
112,000	SPDR Portfolio Long Term Treasury ETF	2,928,800
69,000	Vanguard Extended Duration Treasury ETF	4,832,070
87,500	Vanguard Long-Term Treasury ETF	4,857,125
		22,896,970

	TOTAL EXCHANGE-TRADED FUNDS (Cost $25,950,337)	22,896,970

	SHORT-TERM INVESTMENTS — 23.4%
	MONEY MARKET FUNDS - 23.4%
6,021,050	First American Government Obligations Fund, Class X, 5.26% (Cost $6,021,050)(a)	6,021,050

	TOTAL INVESTMENTS - 112.4% (Cost $31,971,387)	$28,918,020
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.4)%	(3,183,019)
	NET ASSETS - 100.0%	$25,735,001

ETF - Exchange-Trade Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

RESQ FUNDS
Statements of Assets and Liabilities
September 30, 2023

	RESQ
	Dynamic	RESQ
	Allocation	Strategic
	Fund	Income Fund
Assets
Investment securities, at cost	$35,439,537	$31,971,387
Investment securities, at value	$32,226,325	$28,918,020
Dividends and interest receivable	38,010	11,816
Receivable for investments sold	—	379,928
Prepaid expenses and other assets	40,909	40,978
Total Assets	32,305,244	29,350,742
Liabilities
Payable for investments purchased	1,996,777	3,485,866
Payable for fund shares redeemed	92,491	76,709
Accrued advisory fees	21,060	15,088
Distribution (12b-1) fees payable	9,850	8,681
Payable to Related Parties	8,318	7,196
Other accrued expenses	22,325	22,201
Total Liabilities	2,150,821	3,615,741
Net Assets	$30,154,423	$25,735,001
Net Assets consist of:
Paid-in capital	34,257,506	38,224,424
Accumulated deficit	(4,103,083)	(12,489,423)
Net Assets	$30,154,423	$25,735,001
Class A
Net Assets	$28,331,582	$24,765,565
Shares outstanding (unlimited number of shares authorized, no par value)	3,170,351	3,535,515
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share(a)	$8.94	$7.00
Maximum offering price per share (net asset value plus maximum sales charge)	$9.49	$7.35
Net asset value maximum sales charge	5.75%	4.75%
Class C
Net Assets	$22,123	$10,135
Shares outstanding (unlimited number of shares authorized, no par value)	2,609	1,486
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.48	$6.82
Class I
Net Assets	$1,800,718	$959,301
Shares outstanding (unlimited number of shares authorized, no par value)	194,413	135,444
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.26	$7.08

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

RESQ FUNDS
Statements of Operations
For the Year Ended September 30, 2023

	RESQ
	Dynamic	RESQ
	Allocation	Strategic
	Fund	Income Fund
Investment Income
Dividend income	$311,363	$704,980
Interest income	111,846	283,951
Total investment income	423,209	988,931

Expenses
Investment advisor fees	362,409	349,108
Distribution (12b-1) fees:
Class A	115,687	113,506
Class C	215	112
Registration and filing fees	59,889	59,889
Administration fees	53,530	52,530
Transfer agent fees	39,328	41,328
Fund accounting fees	34,013	33,906
Audit fees	17,496	17,496
Legal fees	16,627	15,627
Trustees’ fees	16,001	16,001
Compliance officer fees	16,001	16,001
Printing expense	7,017	7,017
Custody fees	6,001	6,001
Insurance expense	2,475	2,474
Third party administrative service fees	1,011	506
Miscellaneous expense	3,984	3,984
Total expenses	751,684	735,486
(Less) expenses waived by adviser	(91,961)	(98,239)
Net operating expenses	659,723	637,247
Net Investment Income (Loss)	(236,514)	351,684

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss):
Long term capital gain dividends from investment companies	$244,951	$—
Investments	3,610,017	(351,905)
	3,854,968	(351,905)
Net Change in Unrealized Appreciation (Depreciation):
Investments	655,741	(1,504,385)
	655,741	(1,504,385)

Net Realized and Change in Unrealized Gain (Loss) on Investments	4,510,709	(1,856,290)
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,274,195	$(1,504,606)

See accompanying notes to financial statements.

RESQ FUNDS
Statements of Changes in Net Assets

	RESQ Dynamic Allocation
	Fund		RESQ Strategic Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30, 2023	30, 2022	30, 2023	30, 2022
Operations
Net investment income (loss)	$(236,514)	$(92,484)	$351,684	$156,874
Long-term capital gain dividends from investment companies	244,951	7,833	—	61,902
Net realized gain (loss) from investment transactions	3,610,017	(3,756,366)	(351,905)	(4,333,345)

Net change in unrealized gain (loss) of investment transactions	655,741	(3,063,851)	(1,504,385)	(1,452,888)
Net increase (decrease) in Net Assets Resulting From Operations	4,274,195	(6,904,868)	(1,504,606)	(5,567,457)

Distributions to Shareholders
Distributions paid:
Class A	—	—	(339,008)	—
Class C	—	—	(73)	—
Class I	—	—	(13,566)	—
Return of capital:
Class A	—	(54,460)	—	(190,168)
Class C	—	—	—	(23)
Class I	—	(738)	—	(23)
Net Decrease in Net Assets from Distributions to Shareholders	—	(55,198)	(352,647)	(190,214)

Shares of Beneficial Interest
Proceeds from shares sold:
Class A	2,348,622	1,458,065	3,944,668	1,954,689
Class I	1,619,003	—	1,135,806	—
Proceeds from redemption fees:
Class A	324	1	—	2
Reinvestment of distributions:
Class A	—	54,399	338,588	189,921
Class C	—	—	73	23
Class I	—	738	13,566	23
Cost of shares redeemed:
Class A	(4,466,487)	(2,859,663)	(3,929,371)	(2,759,260)
Class I	(121,033)	(38,672)	(86,116)	(4)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	(619,571)	(1,385,132)	1,417,214	(614,606)

Net Increase (Decrease) in Net
Assets	3,654,624	(8,345,198)	(440,039)	(6,372,277)

See accompanying notes to financial statements.

RESQ FUNDS
Statements of Changes in Net Assets (continued)

	RESQ Dynamic Allocation
	Fund		RESQ Strategic Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September
	30, 2023	30, 2022	30, 2023	30, 2022
Net Assets
Beginning of year	26,499,799	34,844,997	26,175,040	32,547,317
End of year	$30,154,423	$26,499,799	$25,735,001	$26,175,040

Share Transactions - Class A
Shares sold	282,094	163,922	523,662	238,472
Shares issued in reinvestment of distributions	—	6,085	43,736	25,329
Shares redeemed	(520,475)	(315,560)	(507,731)	(330,838)
Total Class A	(238,381)	(145,553)	59,667	(67,037)

Share Transactions - Class C
Shares issued in reinvestment of distributions	—	—	10	3
Total Class C	—	—	10	3

Share Transactions - Class I
Shares sold	186,776	—	144,193	—
Shares issued in reinvestment of distributions	—	80	1,735	3
Shares redeemed	(14,337)	(4,307)	(10,759)	(1)
Total Class I	172,439	(4,227)	135,169	2

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund – Class A
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.72	$9.72	$9.40	$9.02	$9.62

Investment operations:
Net investment loss(a)(e)	(0.07)	(0.02)	(0.12)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.29	(1.96)	0.44	0.44	(0.55)
Total from investment operations	1.22	(1.98)	0.32	0.39	(0.60)

Less distributions to shareholders from:
Return of capital	—	(0.02)	—	(0.01)	—
Total distributions	—	(0.02)	—	(0.01)	—

Paid in capital from redemption fees(a)	— (b)	— (b)	— (b)	—	—
Net asset value, end of year	$8.94	$7.72	$9.72	$9.40	$9.02

Total Return(c)	15.80%	(20.44)%	3.40%	4.35%	(6.24)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$28,332	$26,305	$34,558	$32,933	$36,754
Ratio of expenses to:
average net assets, before reimbursement(d)	2.50%	2.41%	2.26%	2.49%	2.49%
average net assets, net of reimbursement(d)	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment loss to average net assets(d)(e)	(0.81)%	(0.30)%	(1.13)%	(0.53)%	(0.60)%
Portfolio turnover rate	190%	691%	441%	710%	861%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(d)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(e)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ Dynamic Allocation Fund – Class C
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.37	$9.32	$9.06	$8.76	$9.40

Investment operations:
Net investment loss(a)(d)	(0.12)	(0.07)	(0.16)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	1.23	(1.88)	0.42	0.43	(0.53)
Total from investment operations	1.11	(1.95)	0.26	0.32	(0.64)

Less distributions to shareholders from:
Return of capital	—	—	—	(0.02)	—
Total distributions	—	—	—	(0.02)	—

Net asset value, end of year	$8.48	$7.37	$9.32	$9.06	$8.76

Total Return(b)	15.06%	(20.92)%	2.87%	3.65%	(6.81)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$22	$19	$24	$41	$51
Ratio of expenses to:
average net assets, before reimbursement(c)	3.10%	3.01%	2.86%	3.09%	3.09%
average net assets, net of reimbursement (c)	2.80%	2.80%	2.80%	2.80%	2.80%
Ratio of net investment loss to average net assets(c)(d)	(1.40)%	(0.91)%	(1.59)%	(1.19)%	(1.21)%
Portfolio turnover rate	190%	691%	441%	710%	861%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	The recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ Dynamic Allocation Fund – Class I
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.97	$10.02	$9.65	$9.24	$9.82

Investment operations:
Net investment income (loss)(a)(d)	(0.02)	0.01	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.31	(2.03)	0.45	0.46	(0.56)
Total from investment operations	1.29	(2.02)	0.37	0.44	(0.58)

Less distributions to shareholders from:
Return of capital	—	(0.03)	—	(0.03)	—
Total distributions	—	(0.03)	—	(0.03)	—

Net asset value, end of year	$9.26	$7.97	$10.02	$9.65	$9.24

Total Return(b)	16.19%	(20.19)%	3.83%	4.73%	(5.91)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,801	$175	$262	$418	$274
Ratio of expenses to:
average net assets, before reimbursement(c)	2.10%	2.01%	1.86%	2.09%	2.09%
average net assets, net of reimbursement(c)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets(c)(d)	(0.26)%	0.13%	(0.72)%	(0.28)%	(0.22)%
Portfolio turnover rate	190%	691%	441%	710%	861%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ Strategic Income Fund – Class A
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.53	$9.18	$9.44	$8.89	$8.98

Investment operations:
Net investment income (loss)(a)(e)	0.09	0.04	(0.07)	(0.02)	— (b)
Net realized and unrealized gain (loss) on investments	(0.53)	(1.63)	(0.18)	0.59	(0.08)
Total from investment operations	(0.44)	(1.59)	(0.25)	0.57	(0.08)

Less distributions to shareholders from:
Net investment income	(0.09)	—	(0.01)	(0.02)	(0.01)
Return of capital	—	(0.06)	—	—	—
Total distributions	(0.09)	(0.06)	(0.01)	(0.02)	(0.01)

Paid in capital from redemption fees(a)	—	— (b)	— (b)	—	—
Net asset value, end of year	$7.00	$7.53	$9.18	$9.44	$8.89

Total Return(c)	(5.91)%	(17.37)%	(2.66)%	6.40%	(0.88)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$24,766	$26,162	$32,532	$31,543	$34,016
Ratio of expenses to:
average net assets, before reimbursement(d)	2.54%	2.46%	2.34%	2.55%	2.57%
average net assets, net of reimbursement (d)	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets(d)(e)	1.20%	0.54%	(0.70)%	(0.27)%	0.05%
Portfolio turnover rate	221%	713%	318%	526%	1,504%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(d)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(e)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ Strategic Income Fund – Class C
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.33	$8.95	$9.25	$8.75	$8.88

Investment operations:
Net investment income (loss)(a)(e)	0.05	— (b)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.51)	(1.60)	(0.18)	0.58	(0.08)
Total from investment operations	(0.46)	(1.60)	(0.30)	0.50	(0.13)

Less distributions to shareholders from:
Net investment income	(0.05)	—	—	—	—
Return of capital	—	(0.02)	—	—	—
Total distributions	(0.05)	(0.02)	—	—	—

Net asset value, end of year	$6.82	$7.33	$8.95	$9.25	$8.75

Total Return(c)	(6.34)%	(17.93)%	(3.24)%	5.71%	(1.46)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$10	$11	$13	$14	$13
Ratio of expenses to:
average net assets, before reimbursement(d)	3.14%	3.06%	2.94%	3.15%	3.17%
average net assets, net of reimbursement (d)	2.80%	2.80%	2.80%	2.80%	2.80%
Ratio of net investment income (loss) to average net assets(d)(e)	0.60%	(0.06)%	(1.30)%	(0.89)%	(0.55)%
Portfolio turnover rate	221%	713%	318%	526%	1,504%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(d)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(e)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ Strategic Income Fund – Class I
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September	September	September	September	September
	30, 2023	30, 2022	30, 2021	30, 2020	30, 2019

Net asset value, beginning of year	$7.60	$9.27	$9.52	$8.95	$9.01

Investment operations:
Net investment income (loss)(a)(e)	0.13	0.08	(0.03)	— (b)	0.04
Net realized and unrealized gain (loss) on investments	(0.53)	(1.67)	(0.19)	0.61	(0.06)
Total from investment operations	(0.40)	(1.59)	(0.22)	0.61	(0.02)

Less distributions to shareholders from:
Net investment income	(0.12)	—	(0.03)	(0.04)	(0.04)
Return of capital	—	(0.08)	—	—	—
Total distributions	(0.12)	(0.08)	(0.03)	(0.04)	(0.04)

Net asset value, end of year	$7.08	$7.60	$9.27	$9.52	$8.95

Total Return(c)	(5.36)%	(17.11)%	(2.36)%	6.90%	(0.23)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$959	$2	$3	$23	$8
Ratio of expenses to:
average net assets, before reimbursement(d)	2.14%	2.06%	1.94%	2.15%	2.17%
average net assets, net of reimbursement (d)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets(d)(e)	1.67%	0.96%	(0.29)%	0.02%	0.41%
Portfolio turnover rate	221%	713%	318%	526%	1,504%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees and/or reimbursed expenses, total returns would have been lower.

(d)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(e)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	ORGANIZATION

The RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the RESQ Dynamic Allocation Fund is to seek long term capital appreciation with capital preservation as a secondary objective. The investment objective of the RESQ Strategic Income Fund is to seek income with an emphasis on total return and capital preservation as a secondary objective. The Funds are “fund of funds” in that the Funds will generally invest in other investment companies.

Each Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A and Class I shares of each Fund commenced operations on December 20, 2013. Class C shares of each Fund commenced operations on October 17, 2014. RESQ Dynamic Allocation Fund Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. RESQ Strategic Income Fund Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares of the Funds are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to the Advisor as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for each Fund’s investments measured at fair value:

RESQ Dynamic Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$29,916,162	$—	$—	$29,916,162
Short-Term Investments	2,310,163	—	—	2,310,163
Total	$32,226,325	$—	$—	$32,226,325

RESQ Strategic Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$22,896,970	$—	$—	$22,896,970
Short-Term Investments	6,021,050	—	—	6,021,050
Total	$28,918,020	$—	$—	$28,918,020

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Schedules of Investments for classification by asset type.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2020-2022 or expected to be taken in the Funds’ 2023 tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

RESQ Investment Partners, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the oversight of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Advisor directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.20% of each of the RESQ Dynamic Allocation Fund’s and RESQ Strategic Income Fund’s average daily net assets. For the year ended September 30, 2023, the Advisor earned advisory fees of $362,409 and $349,108 for the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and reimburse the Funds for other expenses until at least February 1, 2024 to the extent necessary so that the total operating expenses incurred by a Fund exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.20%, 2.80% and 1.80% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended September 30, 2023, the Advisor waived fees pursuant to the Waiver Agreement in the amount of $91,961 and $98,239 for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation then in effect or in effect at time of waiver. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. As of September 30, 2023, the total amount of expense reimbursement subject to recapture for the Funds were as follows:

	Expires	Expires	Expires
	September 30, 2024	September 30, 2025	September 30, 2026
RESQ Dynamic Allocation Fund	$22,408	$65,027	$91,961
RESQ Strategic Income Fund	$47,464	$76,569	$98,239

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares, as amended (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plans, the Funds may each pay 0.40% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2023 the Funds incurred distribution fees as follows:

	Class A	Class C
RESQ Dynamic Allocation Fund	$115,687	$215
RESQ Strategic Income Fund	$113,506	$112

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended September 30, 2023, the Distributor did not receive any underwriting commissions for sales of RESQ Dynamic Allocation Fund’s Class A shares or RESQ Strategic Income Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Funds, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Funds. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Funds are also an officer of NLCS, and are not paid any fees directly by the Funds for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the applicable Fund. For the year ended September 30, 2023, the RESQ Dynamic Allocation Fund received $324 in redemption fees.

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

	Purchases	Sales
RESQ Dynamic Allocation Fund	$56,823,298	$52,587,921
RESQ Strategic Income Fund	$54,524,573	$50,370,189

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
RESQ Dynamic Allocation Fund	$35,647,738	$523,050	$(3,944,463)	$(3,421,413)
RESQ Strategic Income Fund	31,992,197	—	(3,074,178)	(3,074,178)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
9/30/2023	Income	Capital Gains	Capital	Total
RESQ Dynamic Allocation Fund	$—	$—	$—	$—
RESQ Strategic Income Fund	352,647	—	—	352,647

For fiscal year ended	Ordinary	Long-Term	Return of
9/20/2022	Income	Capital Gains	Capital	Total
RESQ Dynamic Allocation Fund	$—	$—	$55,198	$55,198
RESQ Strategic Income Fund	—	—	190,214	190,214

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
RESQ Dynamic Allocation Fund	$—	$—	$(257,385)	$(424,285)	$—	$(3,421,413)	$(4,103,083)
RESQ Strategic Income Fund	—	—	(406,886)	(9,008,359)	—	(3,074,178)	(12,489,423)

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The RESQ Dynamic Allocation Fund incurred and elected to defer such late year losses of $257,385.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The RESQ Strategic Income Fund incurred and elected to defer such capital losses of $406,886.

At September 30, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized, as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
RESQ Dynamic Allocation Fund	$—	$424,285	$424,285	$—
RESQ Strategic Income Fund	8,304,726	703,633	9,008,359	—

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, distributions in excess, and adjustments for prior year tax returns, resulted in reclassifications for the fiscal year ended September 30, 2023 as follows:

	Paid
	In	Accumulated
	Capital	Deficit
RESQ Dynamic Allocation Fund	$(226,770)	$226,770
RESQ Strategic Income Fund	(2,037)	2,037

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, the shareholders listed below held more than 25% of a Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
Charles Schwab & Co.	RESQ Dynamic Allocation Fund	57.34%
NFS LLC	RESQ Dynamic Allocation Fund	42.44%
Charles Schwab & Co.	RESQ Strategic Income Fund	52.67%
NFS LLC	RESQ Strategic Income Fund	47.29%

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

RESQ FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RESQ Dynamic Allocation Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/2023	9/30/23	Period (a)	4/1/23	9/30/23	Period (a)
Class A	2.20%	$1,000.00	$1,025.20	$11.17	$1,000.00	$1,014.04	$11.11
Class C	2.80%	$1,000.00	$1,021.70	$14.19	$1,000.00	$1,011.03	$14.12
Class I	1.80%	$1,000.00	$1,026.60	$9.14	$1,000.00	$1,016.04	$9.10

RESQ Strategic Income Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/23	9/30/23	Period (a)	4/1/23	9/30/23	Period (a)
Class A	2.20%	$1,000.00	$860.10	$10.26	$1,000.00	$1,014.04	$11.11
Class C	2.80%	$1,000.00	$857.70	$13.04	$1,000.00	$1,011.03	$14.12
Class I	1.80%	$1,000.00	$861.10	$8.40	$1,000.00	$1,016.04	$9.10

(a)	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2023, the Trust was comprised of 29 active portfolios managed by 14 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/23-NLFT III-v1

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley 1970	President	Since May 2023, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Timothy Burdick 1986	Vice President	Since May 2023, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).
Richard Gleason 1977	Treasurer	Since May 2023, indefinite	Assistant Vice President, Ultimus Fund Solutions, LLC (since 2020); Assistant Vice President, Gemini Fund Services, LLC (2012-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Senior Legal Administrator, Ultimus Fund Solutions, LLC (since 2023); Legal Administrator II, Ultimus Fund Solutions, LLC (2021-2023); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-2526.

9/30/23-NLFT III-v1

PRIVACY NOTICE

Rev. June 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (631) 490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-2526 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-940-2526.

INVESTMENT ADVISOR
RESQ Investment Partners, LLC
9260 E. Raintree Drive, Suite 100
Scottsdale, Arizona 85260

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

RESQ-AR23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

                       RESQ Dynamic Allocation Fund            RESQ Strategic Income Fund

2022:               $14,000                                                $14,000

2023:               $15,000                                                 $15,000

(b)	Audit-Related Fees

                       RESQ Dynamic Allocation Fund             RESQ Strategic Income Fund

2022:               None                                                     None

2023:               None                                                     None

(c)	Tax Fees

                        RESQ Dynamic Allocation Fund            RESQ Strategic Income Fund

2022:                $3,500                                                   $3,500

2023:                $3,750                                                   $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

                          RESQ Dynamic Allocation Fund            RESQ Strategic Income Fund

2022:                 None                                                    None

2023:                 None                                                    None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

RESQ Dynamic Allocation Fund

2022       2023

Audit-Related Fees:       0.00%     0.00%

Tax Fees:                      0.00%     0.00%

All Other Fees:              0.00%     0.00%

RESQ Strategic Income Fund

2022         2023

Audit-Related Fees:       0.00%      0.00%

Tax Fees:                      0.00%      0.00%

All Other Fees:              0.00%       0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $7,000

2023 - $7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 12/6/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 12/6/23

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer/Treasurer

Date 12/6/23